UNITED STATES
  SECURITIES EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2014

ERF WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27467	76-0196431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

2911 South Shore Blvd., Suite 100, League City, Texas 77573
(Address of principal executive offices ) (Zip Code)

(281) 538-2101
Registrant's telephone number, including area code
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – Securities and Trading Markets

 ITEM 3.02.   Unregistered Sales of Equity Securities

The registrant, ERF Wireless, Inc. is referred to herein as “we”, “our” or “us”.

 From October 11, 2014, through October 17, 2014, we issued 3,228,261 common stock shares pursuant to Convertible Promissory Notes.  The Shares were issued at an average of $0.0128 per share.   The issuance of the Shares constitutes 17.9% of our issued and outstanding shares based on 17,975,177 shares issued and outstanding as of October 10, 2014.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERF Wireless, Inc.
By:	/s/ H. Dean Cubley
Dr. H. Dean Cubley
Chief Executive Officer

October 17, 2014